UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 6, 2023

Commission File Number 1-9052
DPL Inc.
(Exact name of registrant as specified in its charter)

Ohio	31-1163136
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
1065 Woodman Drive
Dayton, Ohio	45432
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code:	(937) 259-7215

Commission File Number 1-2385
THE DAYTON POWER AND LIGHT COMPANY
(Exact name of registrant as specified in its charter)

Ohio	31-0258470
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
1065 Woodman Drive
Dayton, Ohio	45432
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code:	(937) 259-7215

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company
DPL Inc.	☐
The Dayton Power and Light Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

DPL Inc.	☐
The Dayton Power and Light Company	☐

Item 8.01    Other Events

On March 7, 2023, the Boards of Directors of DPL Inc. (“DPL”), a subsidiary of The AES Corporation (“AES”), and DPL’s principal subsidiary, The Dayton Power and Light Company, doing business as AES Ohio (“AES Ohio”), acting through unanimous written consents, appointed Karin Nyhuis as Controller and principal accounting officer of DPL and AES Ohio.

Ms. Nyhuis replaces Jon Byers, who resigned as Controller and principal accounting officer of DPL and AES Ohio on March 6, 2023.

Ms. Nyhuis, 41, has held various positions of increasing responsibility in the accounting and finance organizations of AES U.S., which includes DPL, AES Ohio and other affiliated energy companies of AES, such as IPALCO Enterprises, Inc. (“IPALCO”) and its subsidiary, Indianapolis Power & Light Company, which also does business as AES Indiana (“AES Indiana”). Most recently, Ms. Nyhuis served as Director of AES U.S. Financial Planning and Analysis since March 2021, Controller and principal accounting officer of DPL, AES Ohio, IPALCO and AES Indiana from March 2018 to March 2021 and of other AES U.S. businesses from April 2019 to March 2021, Director of Financial Reporting and Accounting from June 2016 to March 2018, and has served in various other accounting capacities since joining DPL in 2007. Prior to that, Ms. Nyhuis held roles in Public Accounting with Ernst & Young LLP. Ms. Nyhuis received a B.A. in Accounting and Finance from Cedarville University and an M.B.A. from Wright State University and is a Certified Public Accountant.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit 104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

DPL Inc.

Date: March 10, 2023	By:	/s/ Brian Hylander
	Name:	Brian Hylander
	Title:	Vice President, General Counsel and Secretary

The Dayton Power and Light Company
d/b/a AES Ohio
Date: March 10, 2023	By:	/s/ Brian Hylander
	Name:	Brian Hylander
	Title:	Vice President, General Counsel and Secretary